UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report /Date of earliest event reported: November 6, 2006 (November 6, 2006)
COMSTOCK HOMEBUILDING COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-32375	20-1164345

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
11465 SUNSET HILLS ROAD, FIFTH FLOOR
RESTON, VIRGINIA 20910
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 883-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.
     On November 6, 2006, Comstock Homebuilding Companies, Inc. (the “Company”) issued a press release announcing financial results for the third fiscal quarter ended September 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.
     The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit
Number	Description

99.1	Press Release by Comstock Homebuilding Companies, Inc., dated November 6, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 6, 2006

COMSTOCK HOMEBUILDING COMPANIES, INC.
By:	/s/ Jubal R. Thompson
Jubal R. Thompson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release by Comstock Homebuilding Companies, Inc., dated November 6, 2006.